UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024 (December 2, 2024)

GENERAL MOTORS FINANCIAL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(817) 302-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
5.250% Senior Notes due 2026	GM/26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments

General Motors Financial Company, Inc. (“GM Financial,” “we” or “our”) owns a 35% equity interest in SAIC-GMAC Automotive Finance Company Limited (“SAIC-GMAC”), a joint venture that conducts auto finance operations in China. Our parent, General Motors Company, owns an equity interest in SAIC General Motors Corporation Limited (“SGM”), a 50-50 joint venture with SAIC Motor Corp., Ltd., and SGM owns a 20% equity interest in SAIC-GMAC. In light of the finalization of a new business forecast and certain restructuring actions expected to be taken by SGM to address market challenges and competitive conditions, we evaluated our investment in SAIC-GMAC for potential impairment. On December 2, 2024, our Board of Directors concluded that a material impairment of our interest in SAIC-GMAC was required, following a determination that a material loss in value was other than temporary. We are in the process of assessing the impact of SGM’s planned restructuring actions and currently expect to record an impairment of approximately $400 million to be recognized in the three months ending December 31, 2024. The impairment charge will not result in future cash expenditures and approximates the amount of the carrying value of GM Financial’s investment in SAIC-GMAC that exceeds GM Financial’s share of SAIC-GMAC’s underlying net assets (“equity method goodwill”) that was recorded at the time of the acquisition of the equity interest in SAIC-GMAC in January 2015.

Cautionary Note on Forward-Looking Statements

This 8-K, the document incorporated herein by reference, and related comments by management, may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward- looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023 and our subsequent quarterly reports on Form 10-Q. Such risks include - but are not limited to - GM’s ability to produce and sell new vehicles that we finance in the markets we serve; dealers’ effectiveness in marketing our financial products to consumers; the viability of GM-franchised dealers that are commercial loan customers; the sufficiency, availability and cost of sources of financing, including credit facilities, securitization programs and secured and unsecured debt issuances; the adequacy of our underwriting criteria for loans and leases and the level of net charge-offs, delinquencies and prepayments on the loans and leases we purchase or originate; our ability to effectively manage capital or liquidity consistent with evolving business, operational or financing needs, risk management standards and regulatory or supervisory requirements; the adequacy of our allowance for loan losses on our finance receivables; our ability to maintain and expand our market share due to competition in the automotive finance industry from a large number of banks, credit unions, independent finance companies and other captive automotive finance subsidiaries; changes in the automotive industry that result in a change in demand for vehicles and related vehicle financing; the effect, interpretation or application of new or existing laws, regulations, court decisions, legal proceedings and accounting pronouncements; adverse determinations with respect to the application of existing laws, or the results of any audits from tax authorities, as well as changes in tax laws and regulations, supervision, enforcement and licensing across various jurisdictions; the prices at which used vehicles are sold in the wholesale auction markets; vehicle return rates, our ability to estimate residual value at lease inception and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure, including risks from our hedging activities; our joint ventures in China, which we cannot operate solely for our benefit and over which we have limited control; uncertainties associated with benchmark interest rates; pandemics, epidemics, disease outbreaks and other public health crises; our ability to secure private data, proprietary information, manage risks related to security breaches, cyberattacks and other disruptions to networks and systems owned or maintained by us or third parties and comply with enterprise data regulations in all key market regions; foreign currency exchange rate fluctuations and other risks applicable to our operations outside of the U.S.; changes in tax regulations and earnings forecasts could prevent full utilization of available tax incentives and tax credits; changes in local, regional, national or international economic, social or political conditions; and impact and uncertainties related to climate-related events and climate change legislation. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS FINANCIAL COMPANY, INC. (Registrant)

	By:	/s/ Susan B. Sheffield
Date: December 4, 2024		Susan B. Sheffield Executive Vice President and Chief Financial Officer